Portfolio of investments—May 31, 2022 (unaudited)

		Value
Investment companies: 98.83%
Affiliated master portfolios: 98.83%
Allspring Bloomberg US Aggregate ex-Corporate Portfolio		$ 2,405,052
Allspring Emerging Markets Bond Portfolio		207,065
Allspring Factor Enhanced Emerging Markets Equity Portfolio		644,846
Allspring Factor Enhanced International Equity Portfolio		2,096,605
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio		3,904,993
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio		974,423
Allspring High Yield Corporate Bond Portfolio		207,784
Allspring Investment Grade Corporate Bond Portfolio		1,259,612
Allspring Strategic Retirement Bond Portfolio		530,846
Allspring U.S. REIT Portfolio		440,014
Total Investment companies (Cost $12,671,609)		12,671,240
Total investments in securities (Cost $12,671,609)	98.83%	12,671,240
Other assets and liabilities, net	1.17	149,539
Total net assets	100.00%	$12,820,779
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	0.49%	0.58%	$(69,923)	$(82,587)	$9,371	$0	$256	$2,405,052
Allspring Emerging Markets Bond Portfolio	0.64	0.82	(14,375)	(1,944)	3,061	0	3	207,065
Allspring Factor Enhanced Emerging Markets Equity Portfolio	0.41	0.47	(29,075)	(16,380)	0	5,506	22	644,846
Allspring Factor Enhanced International Equity Portfolio	0.35	0.39	1,772	(101,195)	0	31,726	42	2,096,605
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	0.56	0.66	192,959	(392,443)	0	14,692	117	3,904,993
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	0.55	0.65	16,388	(97,316)	0	4,442	33	974,423
Allspring High Yield Corporate Bond Portfolio	0.65	0.82	(2,889)	(8,953)	2,912	0	2	207,784
Allspring Investment Grade Corporate Bond Portfolio	0.65	0.81	(19,916)	(88,843)	10,490	0	9	1,259,612
Allspring Strategic Retirement Bond Portfolio	0.89	1.12	(6,377)	(18,866)	9,253	0	2	530,846
Allspring U.S. REIT Portfolio	1.93	2.59	43,824	(65,164)	0	3,430	3	440,014
			$112,388	$(873,691)	$35,087	$59,796	$489	$12,671,240
See accompanying notes to portfolio of investments

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Portfolio of investments—May 31, 2022 (unaudited)

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Australian Dollar Futures	4	6-13-2022	$294,745	$287,060	$0	$(7,685)
E-Mini Consumer Staples Select Sector Futures	5	6-17-2022	400,859	373,350	0	(27,509)
E-Mini Energy Select Sector Futures	4	6-17-2022	311,737	362,680	50,943	0
Short
British Pound Futures	(3)	6-13-2022	(245,700)	(236,344)	9,356	0
E-Mini Russell 2000 Index	(1)	6-17-2022	(90,702)	(93,095)	0	(2,393)
E-Mini S&P 500 Index	(1)	6-17-2022	(195,364)	(206,562)	0	(11,198)
Euro STOXX 50 Futures	(5)	6-17-2022	(195,125)	(203,116)	0	(7,991)
Micro E-Mini S&P 500 Index	(22)	6-17-2022	(438,564)	(454,438)	0	(15,874)
MSCI EAFE Index	(1)	6-17-2022	(97,216)	(101,850)	0	(4,634)
MSCI Emerging Markets Index	(1)	6-17-2022	(50,702)	(53,165)	0	(2,463)
					$60,299	$(79,747)
See accompanying notes to portfolio of investments

2  |  Allspring Dynamic Target 2025 Fund

Notes to portfolio of investments—May 31, 2022 (unaudited)

The Fund is a fund-of-funds which seeks to achieve its investment objective by investing in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and foreign exchange rates and is subject to equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable). Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded.
Fair valuation measurements
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Dynamic Target 2025 Fund  |  3

Notes to portfolio of investments—May 31, 2022 (unaudited)

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments measured at net asset value*				$12,671,240
Futures contracts	$60,299	$0	$0	60,299
Total assets	$60,299	$0	$0	$12,731,539
Liabilities
Futures contracts	$79,747	$0	$0	$79,747
Total liabilities	$79,747	$0	$0	$79,747

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The aggregated affiliated Master Portfolios valued at $12,671,240 do not have a redemption period notice, can be redeemed daily and do not have any unfunded commitments.
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
As of May 31, 2022, $142,807 was segregated as cash collateral for open futures contracts.
For the three months ended May 31, 2022, the Funds did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Bloomberg US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Aggregate ex-Corporate Index, before fees and expenses
Allspring Emerging Markets Bond Portfolio	Seeks to replicate the total return of the JP Morgan EMBI Global Diversified Index, before fees and expenses
Allspring Factor Enhanced Emerging Markets Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced International Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Large Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring Factor Enhanced U.S. Small Cap Equity Portfolio	Seeks long-term capital appreciation
Allspring High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. High Yield 2% Issuer Capped Bond Index, before fees and expenses
Allspring Investment Grade Corporate Bond Portfolio	Seeks to replicate the total return of the Bloomberg U.S. Corporate Bond Index, before fees and expenses
Allspring Strategic Retirement Bond Portfolio	Seeks to replicate the total return of a blended index that is weighted 50% to the Bloomberg U.S. Treasury inflation-Linked 1-10 Year Bond Index and 50% to the Bloomberg U.S. Government Intermediate Bond Index, before fees and expenses
Allspring U.S. REIT Portfolio	Seeks to replicate the total return of the Dow Jones U.S. Select REIT Index, before fees and expenses

4  |  Allspring Dynamic Target 2025 Fund